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LORD ABBETT                                                      May 1, 2003
                                                                  as revised
STATEMENT OF ADDITIONAL INFORMATION                           SEPTEMBER 26, 2003


                          LORD ABBETT SERIES FUND, INC.
                               ALL VALUE PORTFOLIO
                            AMERICA'S VALUE PORTFOLIO
                            BOND-DEBENTURE PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                         GROWTH OPPORTUNITIES PORTFOLIO
                             INTERNATIONAL PORTFOLIO
                             MID-CAP VALUE PORTFOLIO

This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, New Jersey 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectuses dated
May 1, 2003 for All Value Portfolio, America's Value Portfolio, Bond-Debenture Portfolio, Growth and Income Portfolio, Growth Opportunities Portfolio, International Portfolio, and Mid-Cap Value Portfolio (each individually a "Fund", or, collectively, the "Funds").

Shareholder inquiries should be made by directly writing to the Lord Abbett Series Fund, Inc. or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling 888-522-2388.

          TABLE OF CONTENTS                                           PAGE
          1.   Fund History                                             2
          2.   Investment Policies                                      2
          3.   Management of the Funds                                 14
          4    Control Persons and Principal Holders of Securities     22
          5.   Investment Advisory and Other Services                  24
          6.   Brokerage Allocations and Other Practices               25
          7.   Classes of Shares                                       27
          8.   Purchases, Redemptions and Shareholder Services         27
          9.   Taxation of the Funds                                   28
          10.  Underwriter                                             29
          11.  Performance                                             30
          12.  Financial Statements                                    30
          Appendix                                                     31

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                                       1.
                                  FUND HISTORY

Lord Abbett Series Fund, Inc. (the "Company") was incorporated under Maryland law in 1989. The Company has 1,000,000,000 shares of authorized capital stock, $0.001 par value. The Company has seven funds, series, or portfolios, all of which are described in this SAI: All Value Portfolio, America's Value Portfolio, Bond-Debenture Portfolio, Growth and Income Portfolio, Growth Opportunities Portfolio, International Portfolio, and Mid-Cap Value Portfolio (each individually the "Fund" or, collectively, the "Funds"). The Funds are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"). All Value Portfolio, America's Value Portfolio, Bond-Debenture Portfolio, Growth Opportunities Portfolio, International Portfolio, and Mid-Cap Value Portfolio are separate classes of the Company. Growth and Income Portfolio is a separate series of the Company with two classes of shares -- Variable Contract Class ("Class VC") and Pension Class. Each Fund's Prospectus and this SAI offer only Growth and Income Portfolio Class VC, and All Value Portfolio, America's Value Portfolio, Bond-Debenture Portfolio, Growth Opportunities Portfolio, International Portfolio, and Mid-Cap Value Portfolio shares, which also refer to the shares as "Class VC shares." The Board of Directors will allocate the authorized shares of capital stock among the Funds and classes from time to time.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS.

GROWTH AND INCOME PORTFOLIO. The Growth and Income Portfolio is subject to the following fundamental investment restrictions, that cannot be changed without the approval of a majority of the Fund's respective shareholders.

The Fund may not:

     (1) sell short securities or buy securities or evidences of interests therein on margin, although it may obtain short-term credit necessary for the clearance of purchases of securities;

     (2) buy or sell put or call options, although it may buy, hold or sell rights or warrants, write covered call options and enter into closing purchase transactions as discussed below;

     (3) borrow money which is in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes (borrowings beyond 5% of such total assets may not be used for investment leverage to purchase securities but solely to meet redemption requests where the liquidation of the Fund's investment is deemed to be inconvenient or disadvantageous);

     (4) invest in securities or other assets not readily marketable at the time of purchase or subject to legal or contractual restrictions on resale except as described under "Restricted or Not Readily Marketable Securities for the Growth and Income Portfolio" below;

     (5) act as underwriter of securities issued by others, unless it is deemed to be one in selling a portfolio security requiring registration under the Securities Act of 1933, such as those described under "Restricted or Not Readily Marketable Securities for the Growth and Income Portfolio" below;

     (6) lend money or securities to any person except that it may enter into short-term repurchase agreements with sellers of securities it has purchased, and it may lend its portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as it complies with regulatory requirements and the Fund deems such loans not to expose the Fund to significant risk (investment in repurchase agreements exceeding seven days and in other illiquid investments is limited to a maximum of 5% of a Fund's assets);

                                        2
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     (7)  pledge, mortgage or hypothecate its assets; however, this provision does not apply to permitted borrowing mentioned above or to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options;

     (8) buy or sell real estate including limited partnership interests therein (except securities of companies, such as real estate investment trusts, that deal in real estate or interests therein), or oil, gas or other mineral leases, commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests;

     (9) invest more than 5% of its gross assets, taken at market value at the time of investment, in companies (including their predecessors) with less than three years' continuous operation;

     (10) buy securities if the purchase would then cause the Fund to have more than (i) 5% of its gross assets, at market value at the time of purchase, invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) 25% of its gross assets, at market value at the time of purchase, invested in securities issued or guaranteed by a foreign government, its agencies or instrumentalities;

     (11) buy voting securities if the purchase would then cause the Fund to own more than 10% of the outstanding voting stock of any one issuer;

     (12) own securities in a company when any of its officers, directors or security holders is an officer or director of the Fund or an officer, director or partner of the Investment Manager or sub-adviser, if after the purchase any of such persons owns beneficially more than 1/2 of 1% of such securities and such persons together own more than 5% of such securities;

     (13) concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, up to 25% of its gross assets (at market value at the time of investment) may be invested in any one industry classification used for investment purposes;

     (14) buy securities from or sell securities to the Fund's officers, directors, or employees, or to the Investment Manager or sub-adviser or to their partners, directors and employees; or

     (15) issue senior securities to the extent such issuance would violate applicable law.

The Fund's investment objectives described in the Prospectus and the Fund's investment restrictions described above can both be changed only with the approval of a majority of the outstanding shares of the affected Fund.

ALL VALUE PORTFOLIO, AMERICA'S VALUE PORTFOLIO, BOND-DEBENTURE PORTFOLIO, GROWTH OPPORTUNITIES PORTFOLIO, INTERNATIONAL PORTFOLIO AND MID-CAP VALUE PORTFOLIO.

The All Value Portfolio, America's Value Portfolio, Bond-Debenture Portfolio, Growth Opportunities Portfolio, International Portfolio, and Mid-Cap Value Portfolio are subject to the following investment restrictions that cannot be changed without approval of a majority of each Fund's outstanding shareholders.

Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

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     (3)  engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of purchase or sale of the portfolio investments.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.

ALL VALUE PORTFOLIO, AMERICA'S VALUE PORTFOLIO, BOND-DEBENTURE PORTFOLIO, GROWTH AND INCOME PORTFOLIO, GROWTH OPPORTUNITIES PORTFOLIO, INTERNATIONAL PORTFOLIO AND MID-CAP VALUE PORTFOLIO.

In addition to the policies in each Fund's prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Directors without shareholder approval. If and to the extent that any Non-Fundamental Investment Restriction conflicts or appears to conflict with a Fundamental Investment Restriction, the Fundamental Investment Restriction shall govern.

Each Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment), except for the Growth and Income Portfolio which shall not invest more than 5%, in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, determined by Lord Abbett to be liquid;

     (3) invest in the securities of other investment companies as defined in the Act, except as permitted by applicable law;

     (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of each Fund's total assets, are warrants that are not listed on the New York or American Stock Exchange or a major foreign exchange);

                                        4
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     (5)  invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and Statement of Additional Information, as they may be amended from time to time; or

     (7) buy from or sell to any of the Company's officers, directors, trustees, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than shares of the Company.

PORTFOLIO TURNOVER RATE. For the fiscal year ended December 31, 2002 and for the period from December 3, 2001 through December 31, 2001, the portfolio turnover rate was 105.79% and 21.07%, respectively, for the Bond-Debenture Portfolio. For the fiscal years ended December 31, 2002 and 2001 the portfolio turnover rate was 51.79% and 60.79%, respectively, for Growth and Income Portfolio; 59.34% and 52.43%, respectively, for International Portfolio; and 21.84% and 27.83%, respectively, for Mid-Cap Value Portfolio. The All Value Portfolio, America's Value Portfolio and Growth Opportunities Portfolio commenced operations on
April 30, 2003.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following sections provide further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.

BORROWINGS. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing could increase its losses.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

DEBT SECURITIES. Consistent with their respective investment objectives, each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

DEPOSITARY RECEIPTS. Each Fund, may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market, liquidity, currency, political, information and other risks.

FOREIGN CURRENCY TRANSACTIONS. In accordance with each Fund's investment objective and policies, the Funds may, but are not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Funds may employ a variety of investments and techniques, including spot and forward foreign exchange transactions, currency swaps, listed or OTC options on currencies, and currency futures and options on currency futures (collectively, "Foreign Exchange"). Currently, the Funds generally do not intend to hedge most currency risks.

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Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Funds may engage in transactions in options on currencies either on exchanges or OTC markets.

Each Fund will not speculate in Foreign Exchange. Accordingly, each Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. Each Fund may, however, hedge a currency by entering into a Foreign Exchange transaction in a currency other than the currency being hedged (a "cross-hedge"). Each Fund will only enter into a cross-hedge if we believe that
(i) there is a high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be more cost-effective or provide greater liquidity than executing a similar hedging transaction in the currency being hedged.

Foreign Exchange transactions involve substantial risks. Although the Funds will use Foreign Exchange transactions to hedge against adverse currency movements, Foreign Exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Funds' hedging strategies will be ineffective. To the extent that the Funds hedge against anticipated currency movements which do not occur, the Funds may realize losses. Foreign Exchange transactions may subject the Funds to the risk that the counterparty will be unable to honor its financial obligation to the Funds, and the risk that relatively small market movements may result in large changes in the value of a Foreign Exchange instrument. If the Funds cross-hedge, the Funds will face the risk that the Foreign Exchange instrument purchased will not correlate as expected with the position being hedged.

FOREIGN SECURITIES. The International Portfolio may invest all of its net assets in foreign securities of companies principally based outside the United States. The America's Value Portfolio and the Bond-Debenture Portfolio may invest up to 20% of their net assets in foreign securities that are primarily traded outside the United States. The All Value Portfolio, Growth and Income Portfolio, Growth Opportunities Portfolio, and the Mid-Cap Value Portfolio may invest up to 10% of their net assets in foreign securities that are primarily traded outside the United States. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

     - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.
     - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.
     - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
     - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.
     - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
     - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.
     - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

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     -    With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries. In addition, a Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund has no current intention of doing so, each Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Funds may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.
     - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.
     - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
     - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value.
     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.
     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
     - The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES. Although the Funds have no current intention of doing so, each Fund may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

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The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Funds' portfolios, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, the Funds have not entered into any stock index futures contracts and have no present intention to do so.

HIGH-YIELD DEBT SECURITIES. Bond-Debenture Portfolio may invest substantially all of its assets in high-yield debt securities. America's Value Portfolio may invest up to 30% of its assets in high-yield debt securities. High-yield debt securities (also referred to as "junk bonds") are rated BB/Ba or lower and typically pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:

     - have a higher risk of default and their prices can be much more volatile due to lower liquidity;
     -    tend to be less sensitive to interest rate changes; and
     - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett's research and analyses are an important ingredient in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Funds seek to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. The Funds do not have any minimum rating criteria applicable to the fixed income securities in which they invest.

ILLIQUID SECURITIES. All Value Portfolio, America's Value Portfolio, Bond-Debenture Portfolio, Growth Opportunities Portfolio, International Portfolio and Mid-Cap Value Portfolio may invest up to 15% of their net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Growth and Income Portfolio may invest up to 5% of its net assets in illiquid securities. Illiquid securities include:

     -    Domestic and foreign securities that are not readily marketable.
     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
     - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

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INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

The Funds may, consistent with their investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Funds may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. The Funds may purchase and write national securities exchange-listed put and call options on securities or securities indices. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Funds may write covered call options that are traded on a national securities exchange with respect to securities in their portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, the Funds forgo the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Funds may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of its net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Funds' portfolio securities, the Funds may incur losses. The use of options can also increase a Fund's transaction costs.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The America's Value Portfolio and the Bond Debenture Portfolio may invest in mortgage-related securities and other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The principal governmental guarantor of mortgage-related securities is the "GNMA." GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (I.E., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are issued in multiple classes, each bearing a different stated maturity. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

     MORTGAGE DOLLAR ROLLS. The Funds may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls depend upon the Funds' ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and another involving a sale. As a result, the use of mortgage dollar rolls significantly increases the Funds' portfolio turnover.

     STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

     OTHER ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than markets for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by a Fund have a total value in excess of the value of the repurchase agreement. The Funds require at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Funds to keep all assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Funds and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Funds intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose a Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because a Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that a Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Each Fund's reverse repurchase agreements will not exceed 20% of its net assets.

SECURITIES LENDING. Each Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to 102% of the market value of the loaned securities. The Funds may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to persons affiliated with the Funds.

By lending portfolio securities, the Funds can increase income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

STRUCTURED SECURITIES. The Bond-Debenture Portfolio may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific securities, currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate on value of the security at maturity. Structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectuses, each Fund is authorized to invest temporarily a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. These securities include:

     - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.
     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.
     -    Repurchase agreements.
     -    Comparable foreign fixed income securities.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. A Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

                                       3.
                             MANAGEMENT OF THE FUND

The Board of Directors is responsible for the management of the business and affairs of the Funds in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.

The following Director is the Managing Partner of Lord, Abbett & Co. LLC ("Lord Abbett") and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 45 portfolios or series.

                                  CURRENT POSITION
NAME, ADDRESS AND                 LENGTH OF SERVICE     PRINCIPAL OCCUPATION                  OTHER
DATE OF BIRTH                     WITH COMPANY          DURING PAST FIVE YEARS                DIRECTORSHIPS
-----------------                 -----------------     ----------------------                -------------
ROBERT S. DOW                     Director since        Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC            1995; Chairman        Investment Officer of Lord Abbett
90 Hudson Street                  since 1996            since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

The following outside Directors are also directors or trustees of the fourteen Lord Abbett-sponsored funds.

                                  CURRENT POSITION
NAME, ADDRESS AND                 LENGTH OF SERVICE     PRINCIPAL OCCUPATION                  OTHER
DATE OF BIRTH                     WITH COMPANY          DURING PAST FIVE YEARS                DIRECTORSHIPS
-----------------                 -----------------     ----------------------                -------------
E. THAYER BIGELOW                 Director since 1994   Managing General Partner, Bigelow     Currently serves as a
Bigelow Media, LLC                                      Media, LLC (since 2000); Senior       director of Crane Co.
909 Third Ave., 5th Floor                               Adviser, Time Warner Inc. (1998 -     and Huttig Building
New York, NY                                            2000); Acting Chief Executive         Products Inc.
Date of Birth: 10/22/1941                               Officer of Courtroom Television
                                                        Network (1997 - 1998); President
                                                        and Chief Executive Officer of Time
                                                        Warner Cable Programming, Inc.
                                                        (1991 - 1997).

WILLIAM H.T. BUSH                 Director since 1998   Co-founder and Chairman of the        Currently serves as
Bush-O'Donnell & Co., Inc.                              Board of the financial advisory       director of Wellpoint
101 South Hanley Rd, Suite 1025                         firm of Bush-O'Donnell & Company      Health Network, Inc.,
St. Louis, MO                                           (since 1986).                         DT Industries Inc., and
Date of Birth: 7/14/1938                                                                      Engineered Support
                                                                                              Systems, Inc.

ROBERT B. CALHOUN, Jr.            Director since 1998   Managing Director of Monitor          Currently serves as
Monitor Clipper Partners                                Clipper Partners (since 1997) and     director of Avondale,
Two Canal Park                                          President of Clipper Asset            Inc., Avondale Mills,
Cambridge, MA                                           Management Corp. (since 1991), both   Inc., IGI/Earth Color,
Date of Birth: 10/25/1942                               private equity investment funds.      Inc., Integrated
                                                                                              Graphics, Inc., and
                                                                                              Interstate Bakeries
                                                                                              Corp.

                                  CURRENT POSITION
NAME, ADDRESS AND                 LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                     WITH COMPANY          DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-----------------                 -----------------     ----------------------                -------------------
FRANKLIN W. HOBBS                 Director since 2000   Chief Executive Officer of Houlihan   Currently serves as
Houlihan Lokey Howard & Zukin                           Lokey Howard & Zukin, an investment   director of Adolph Coors
685 Third Ave.                                          bank, (January 2002 to present);      Company.
New York, NY                                            Chairman of Warburg Dillon Read
Date of Birth: 7/30/1947                                (1999 - 2000); Global Head of
                                                        Corporate Finance of SBC Warburg
                                                        Dillon Read (1997 - 1999); Chief
                                                        Executive Officer of Dillon, Read &
                                                        Co. (1994 - 1997).

C. ALAN MacDONALD                 Director since 1989   Retired - General Business and        Currently serves as
415 Round Hill Road                                     Governance Consulting (since 1992);   director of Fountainhead
Greenwich, CT                                           formerly President and CEO of         Water Company, Careside,
Date of Birth: 5/19/1933                                Nestle Foods.                         Inc., Lincoln Snacks,
                                                                                              J.B. Williams Co., Inc.
                                                                                              (personal care products)
                                                                                              and Seix Fund, Inc.*

THOMAS J. NEFF                    Director since 1989   Chairman of Spencer Stuart, an        Currently serves as
Spencer Stuart                                          executive search consulting firm      director of Ace, Ltd.
277 Park Avenue                                         (since 1996); President of Spencer    and Exult, Inc.
New York, NY                                            Stuart (1979 - 1996).
Date of Birth: 10/2/1937

----------
* Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Company's Chairman, CEO, and President and Managing Partner of Lord Abbett.

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.

NAME AND                        CURRENT POSITION     LENGTH OF SERVICE       PRINCIPAL OCCUPATION
(DATE OF BIRTH)                 WITH COMPANY         OF CURRENT POSITION     DURING PAST FIVE YEARS
---------------                 ----------------     -------------------     ----------------------
ROBERT S. DOW                   Chief Executive      Elected in 1995         Managing Partner and Chief Investment
(3/8/1945)                      Officer and                                  Officer of Lord Abbett since 1996.
                                President

KEVIN P. FERGUSON               Executive Vice       Elected in 2003         Partner and Mid Cap Growth Investment
(10/3/64)                       President                                    Manager, joined Lord Abbett in 1999,
                                                                             formerly Portfolio Manager/Senior Vice
                                                                             President at Lynch & Mayer, Inc.

ROBERT P. FETCH                 Executive Vice       Elected in 2003         Partner and Small-Cap Value Senior
(2/18/1953)                     President                                    Investment Manager, joined Lord Abbett in
                                                                             1995.

NAME AND                        CURRENT POSITION     LENGTH OF SERVICE       PRINCIPAL OCCUPATION
(DATE OF BIRTH)                 WITH COMPANY         OF CURRENT POSITION     DURING PAST FIVE YEARS
---------------                 ----------------     -------------------     ----------------------
INGRID C. HOLM                  Executive Vice       Elected in 2001         Investment Manager-Global Equity, joined
(3/21/1959)                     President                                    Lord Abbett in 2001, formerly International
                                                                             Portfolio Manager at Batterymarch Financial
                                                                             Management, Inc. from 2000 to 2001, prior
                                                                             thereto held various positions at the
                                                                             Prudential Insurance Company of America.

W. THOMAS HUDSON, Jr.           Executive Vice       Elected in 1993         Partner and Investment Manager, joined Lord
(12/16/1941)                    President                                    Abbett in 1982.

ROBERT G. MORRIS                Executive Vice       Elected in 1995         Partner and Director of Equity Investments,
(11/6/1944)                     President                                    joined Lord Abbett in 1991.

ELI M. SALZMANN                 Executive Vice       Elected in 1999         Partner and Director of Institutional
(3/24/1964)                     President                                    Equity Investments, joined Lord Abbett in
                                                                             1997.

CHRISTOPHER J. TOWLE            Executive Vice       Elected in 1999         Partner and Investment Manager, joined Lord
(10/12/1957)                    President                                    Abbett in 1987.

EDWARD VON DER LINDE            Executive Vice       Elected in 1999         Partner and Investment Manager, joined Lord
(6/12/1960)                     President                                    Abbett in 1988.

TRACIE E. AHERN                 Vice President       Elected in 1999         Partner and Director of Portfolio
(1/12/1968)                     and Treasurer                                Accounting and Operations, joined Lord
                                                                             Abbett in 1999, formerly Vice President -
                                                                             Head of Fund Administration of Morgan
                                                                             Grenfell from 1998 to 1999, prior thereto
                                                                             Vice President of Bankers Trust.

THOMAS J. BAADE                 Vice President       Elected in 1999         Senior Fixed Income Analyst, joined Lord
(7/13/1964)                                                                  Abbett in 1998, prior thereto Vice
                                                                             President/Bond Analyst at Smith Barney Inc.

EILEEN K. BANKO                 Vice President       Elected in 1999         Equity Analyst, joined Lord Abbett in 1990.
(11/3/1967)

JOAN A. BINSTOCK                CFO and Vice         Elected in 1999         Partner and Chief Operations Officer,
(3/4/1954)                      President                                    joined Lord Abbett in 1999, prior thereto
                                                                             Chief Operating Officer of Morgan Grenfell.

ZANE E. BROWN                   Vice President       Elected in 1996         Partner and Director of Fixed Income
(12/09/51)                                                                   Management, joined Lord Abbett in 1992.

DAVID G. BUILDER                Vice President       Elected in 1999         Equity Analyst, joined Lord Abbett in 1998,
(1/4/1954)                                                                   formerly Equity Analyst at Bear Stearns.

DANIEL E. CARPER                Vice President       Elected in 1990         Partner, joined Lord Abbett in 1979.
(1/22/1952)

DANIEL H. FRASCARELLI           Vice President       Elected in 2003         Partner and Investment Manager, joined Lord
(3/11/1954)                                                                  Abbett in 1990.

NAME AND                        CURRENT POSITION     LENGTH OF SERVICE       PRINCIPAL OCCUPATION
(DATE OF BIRTH)                 WITH COMPANY         OF CURRENT POSITION     DURING PAST FIVE YEARS
---------------                 ----------------     -------------------     ----------------------
MICHAEL S. GOLDSTEIN            Vice President       Elected in 1999         Partner and Fixed Income Investment
(10/29/1968)                                                                 Manager, joined Lord Abbett in 1997.

HOWARD E. HANSEN                Vice President       Elected in 1999         Partner and Investment Manager, joined Lord
(10/13/1961)                                                                 Abbett in 1995.

GERARD S. E. HEFFERNAN, Jr.     Vice President       Elected in 2003         Research Analyst, joined Lord Abbett in
(9/7/1963)                                                                   1998, prior thereto Portfolio Manager at CL
                                                                             Capital Management Company.

PAUL A. HILSTAD                 Vice President       Elected in 1995         Partner and General Counsel, joined Lord
(12/13/1942)                    and Secretary                                Abbett in 1995.

TIMOTHY HURLBURT                Vice President       Elected in 2002         Senior Research Analyst on the Mid Cap
(1/28/1961)                                                                  Growth Team, joined Lord Abbett in 2001,
                                                                             prior thereto Equities Analyst with
                                                                             Wisconsin Investment Board.

ELLEN G. ITSKOVITZ              Vice President       Elected in 2001         Partner and Fixed Income Analyst, joined
(10/30/1957)                                                                 Lord Abbett in 1998.

LAWRENCE H. KAPLAN              Vice President       Elected in 1997         Partner and Deputy General Counsel, joined
(1/16/1957)                     and Assistant                                Lord Abbett in 1997.
                                Secretary

MAREN LINDSTROM                 Vice President       Elected in 2001         Partner and Fixed Income Investment
(9/17/1962)                                                                  Manager, joined Lord Abbett in 2000, prior
                                                                             thereto Director Convertible Sales at
                                                                             Warburg Dillon Read from 1999 to 2000,
                                                                             prior thereto President-Convertible Sales
                                                                             at Deutsche Bank Securities Inc. from 1998
                                                                             to 1999.

A. EDWARD OBERHAUS, III         Vice President       Elected in 1998         Partner and Manager of Equity Trading,
(12/21/1959)                                                                 joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS            Vice President       Elected in 2001         Assistant General Counsel, joined Lord
(11/12/1957)                    and Assistant                                Abbett in 1999, formerly Assistant General
                                Secretary                                    Counsel of Prudential Investments from 1998
                                                                             to 1999, prior thereto Counsel of Drinker,
                                                                             Biddle & Reath LLP, a law firm.

BERNARD J. GRZELAK              Assistant            Elected in 2003         Director of Fund Administration, joined
(6/12/1971)                     Treasurer                                    Lord Abbett in 2003, formerly Vice
                                                                             President, Lazard Asset Management from
                                                                             2000 to 2003, prior thereto Manager of
                                                                             Deloitte & Touche, LLP.

COMMITTEES
The standing committees of the Board of Directors are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Directors who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs. The Audit Committee provides assistance to the Board of Directors in fulfilling its responsibilities relating to corporate accounting, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent auditors and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Funds, and also may include one or more Directors who are Partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs. Bush, MacDonald, and Neff. The Proxy Committee assists the Board of Directors in fulfilling its responsibilities relating to the voting of securities held by the Funds. During the past fiscal year, the Proxy Committee met once.

The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met six times.

APPROVAL OF ADVISORY CONTRACT
At a meeting on December 12, 2002, the Board of Directors of the Company, including all of its Directors who are not interested persons of the Company (the "Board"), considered whether to approve the continuation of the existing management agreement between Bond-Debenture Portfolio, Growth and Income Portfolio, International Portfolio, and Mid-Cap Value Portfolio and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with their consideration.

INFORMATION RECEIVED BY THE BOARD. The materials received by the Board included, but were not limited to, (1) information on the investment performance of each Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size, (3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing each Fund.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board in connection with their approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading. In considering those services, they gave weight to the fact that until June 2001, the International Portfolio was sub-advised by Fuji - Lord Abbett International, Ltd.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed each Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board also considered whether each Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Funds, in light of each Fund's investment objective and discipline. Among other things, they considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board also considered the changes made by Lord Abbett in the investment management personnel providing services to the International Portfolio during 2001 and Lord Abbett's intentions regarding the investment management personnel providing services in 2003.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Funds' transfer agent, custodian, and subcustodians.

EXPENSES. The Board considered the expense ratios of each class and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Funds, including a review of Lord Abbett's methodology for allocating its costs to its management of each Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. They considered the profits realized by Lord Abbett in connection with the operation of each Fund and whether the amount of profit is fair for the management of the Fund. They also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to each Fund's business. The Board also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board considered whether there have been any economies of scale in managing each Fund, whether each Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by each Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of each Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board unanimously voted to approve continuation of the existing management agreement.

APPROVAL OF ADDENDUM TO ADVISORY CONTRACT
At a meeting on March 13, 2003, the Board, including its Directors who are not interested persons of the Company, considered whether to approve an addendum to the management agreement between the Company and Lord Abbett relating to the All Value Portfolio, America's Value Portfolio, and Growth Opportunities Portfolio. The Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with their consideration.

INFORMATION RECEIVED BY THE BOARD. The materials received by the Board included, but were not limited to, (1) information on the effective management fee rates and expense ratios for funds with the same investment objectives, and (2) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing the Fund.

In considering whether to approve the addendum to the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board in connection with its approval of the addendum to the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services proposed to be provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel that will provide investment management services to each Fund, in light of the Fund's investment objective and discipline. Among other things, the Board considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent, custodian, and subcustodians.

PROFITABILITY. The Board noted that in its December meeting for other Lord Abbett Funds, it had considered the level of Lord Abbett's profits in managing the Funds, including a review of Lord Abbett's methodology for allocating its costs to its management of the Funds. The Board had concluded that the allocation methodology had a reasonable basis and was appropriate. They had considered the profits realized by Lord Abbett in connection with the operation of the funds and whether the amount of profit is fair for the management of the Funds. They also had considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Funds' business. The Board also had considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

EXPENSES. For each Fund the Board considered the expense ratios of each class and the expense ratios of a peer group of funds. They also considered the amount and nature of the fees to be paid by shareholders.

After considering all of the relevant factors, the Board concluded that the addendum to the management agreement, and the proposed compensation structure to Lord Abbett, was fair and reasonable in light of the nature of the services and the expenses involved and unanimously voted to approve the addendum to the management agreement.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the directors/trustees for the Company and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Company for outside Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds who is also associated with Lord Abbett, and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.

(1)                              (2)                                (3)
                                 FOR FISCAL YEAR ENDED              FOR YEAR ENDED DECEMBER 31, 2002
                                 DECEMBER 31, 2002                  TOTAL COMPENSATION PAID BY THE
                                 AGGREGATE COMPENSATION             COMPANY AND THIRTEEN OTHER
NAME OF DIRECTOR                 ACCRUED BY THE COMPANY(1)          LORD ABBETT-SPONSORED FUNDS(2)
----------------                 -------------------------          --------------------------------
E. Thayer Bigelow                $   502                            $  85,000
William H.T. Bush                $   503                            $  85,200
Robert B. Calhoun, Jr.           $   510                            $  86,400
Stewart S. Dixon*                $   496                            $  84,000
Franklin W. Hobbs                $   502                            $  85,000
C. Alan MacDonald                $   502                            $  85,000
Thomas J. Neff                   $   496                            $  84,000
James F. Orr III**               $ 4,581                            $  70,500

----------
*    Retired December 31, 2002.
**   Elected in March 2002. Resigned March 3, 2003. Because Mr. Orr did not
become a director or trustee of certain of the Lord Abbett-sponsored funds until July 18, 2002, he received proportionately more of his compensation from certain funds during fiscal 2002 than did other directors or trustees.

     1. Outside Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Funds to its outside Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the funds for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Company and other Lord Abbett-sponsored funds under the equity-based plan.

     2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2002, including fees directors/trustees have chosen to defer.

The following chart provides certain information on the dollar range of equity securities beneficially owned by each Director in the Funds and other Lord Abbett-sponsored funds as of December 31, 2002. The amounts shown include deferred compensation to the Directors that may be deemed indirectly invested in Fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.

                                               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
                                ------------------------------------------------------------------------
                                ALL VALUE      AMERICA'S VALUE     BOND-DEBENTURE      GROWTH AND INCOME
NAME OF DIRECTOR                PORTFOLIO         PORTFOLIO          PORTFOLIO             PORTFOLIO
----------------                ---------      ---------------     --------------      -----------------
Robert S. Dow                     None              None                None                  None
E. Thayer Bigelow                 None              None            $1 - $10,000          $1 - $10,000
William H. T. Bush                None              None            $1 - $10,000          $1 - $10,000
Robert B. Calhoun, Jr.            None              None            $1 - $10,000          $1 - $10,000
Stewart S. Dixon*                 None              None            $1 - $10,000          $1 - $10,000
Franklin W. Hobbs                 None              None            $1 - $10,000          $1 - $10,000
C. Alan MacDonald                 None              None            $1 - $10,000          $1 - $10,000
Thomas J. Neff                    None              None            $1 - $10,000       $10,001 - $50,000
James F. Orr III **               None              None            $1 - $10,000          $1 - $10,000

----------
*    Retired December 31, 2002
**   Elected in March 2002. Resigned March 3, 2003.

                                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
                             ----------------------------------------------------     AGGREGATED DOLLAR RANGE OF
                             GROWTH OPPORTUNITIES   INTERNATIONAL    MID-CAP VALUE    DIRECTOR OWNERSHIP IN LORD
NAME OF DIRECTOR                  PORTFOLIO           PORTFOLIO        PORTFOLIO      ABBETT-SPONSORED FUNDS
                             --------------------   -------------    -------------    --------------------------
Robert S. Dow                        None               None             None                 Over $100,000
E. Thayer Bigelow                    None               None         $1 - $10,000             Over $100,000
William H. T. Bush                   None               None         $1 - $10,000           $50,001-$100,000
Robert B. Calhoun, Jr.               None               None         $1 - $10,000             Over $100,000
Stewart S. Dixon*                    None               None         $1 - $10,000             Over $100,000
Franklin W. Hobbs                    None               None         $1 - $10,000             Over $100,000
C. Alan MacDonald                    None               None         $1 - $10,000             Over $100,000
Thomas J. Neff                       None               None         $1 - $10,000             Over $100,000
James F. Orr III **                  None           $1 - $10,000     $1 - $10,000             Over $100,000

----------
*    Retired December 31, 2002
**   Elected in March 2002, Resigned March 3, 2003.

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the Partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett Partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 28, 2003 our officers and Directors, as a group, owned less than 1% of the outstanding shares of each Fund. At the commencement of operations, Lord Abbett will own approximately 100% of the All Value Portfolio, America's Value Portfolio, and Growth Opportunities Portfolio. The ownership of each of those Fund's outstanding shares will represent the initial investment. It is anticipated that over time this percentage of ownership will decrease.

As of March 28, 2003, the following were record holders of 5% or more of the BOND-DEBENTURE PORTFOLIO'S outstanding shares:

     Protective Life Insurance Company          83.19%
     PO Box 10648, Birmingham, AL

     MONY Life Insurance Co. of America          8.66%
     1740 Broadway, New York, NY

As of March 28, 2003 the following were record holders of 5% or more of the GROWTH AND INCOME PORTFOLIO'S outstanding shares:

     Sun Life of Canada (US)                               39.86%
     PO Box 9133, Boston, MA

     Protective Life Insurance Co.                         14.42%
     PO Box 10648,Birmingham, AL

     ING Life Insurance & Annuity Co.                      14.55%
     151 Farmington Ave., Hartford, DT

     AIG Sunamerica Life Assurance Co.                     11.63%
     PO Box 54299, Los Angeles, CA

     Conseco Variable Insurance Co.                         8.14%
     PO Box 1911, Carmel, IN

As of March 28, 2003, Lord Abbett owned approximately 15.59% of the INTERNATIONAL PORTFOLIO'S outstanding shares. The ownership of the Fund's outstanding shares represents the initial investment. It is anticipated that over time this percentage of ownership will decrease. As of March 28, 2003 the following were record holders of 5% or more of the International Portfolio's outstanding shares:

     Sun Life Assurance Company of Canada                  39.86%
     PO Box 9133,Wellesley Hills, MA

     Midland National Life Insurance Company               30.58%
     1 Midland Plaza, Sioux Falls, SD

As of March 28, 2003 the following were record holders of 5% or more of the MID-CAP VALUE PORTFOLIO'S outstanding shares:

     Sun Life of Assurance Company of Canada (US)          27.61%
     PO Box 9141, Boston, MA

     ING Life Insurance & Annuity Co.                      25.76%
     151 Farmington Ave., Hartford, CT

     Protective Life Insurance Co.                         14.66%
     PO Box 10648, Birmingham, AL

     AIG Sunamerica Life Assurance Co.                     12.33%
     PO Box 54299, Los Angeles, CA

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
As described under "Management" in the Prospectuses, Lord Abbett is each Fund's investment manager. The following Partners of Lord Abbett, are officers and/or directors of the Company: Tracie E. Ahern, Joan A. Binstock, Zane E. Brown, Daniel E. Carper, Robert S. Dow, Kevin P. Ferguson, Robert P. Fetch,
Daniel H. Frascarelli, Michael S. Goldstein, Howard E. Hansen, Paul A. Hilstad,
W. Thomas Hudson, Jr., Ellen G. Itskovitz, Lawrence H. Kaplan, Maren Lindstrom, Robert G. Morris, A. Edward Oberhaus, III, Eli M. Salzmann,
Christopher J. Towle, and Edward K. von der Linde. The other Partners are:
Michael Brooks, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Daria L. Foster, Robert I. Gerber, Michael A. Grant, Charles Hofer,
Cinda Hughes, Robert A. Lee, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Stephen J. McGruder, Paul McNamara, Robert J. Noelke, R. Mark Pennington, Walter Prahl, Michael Rose, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, and Marion Zapolin. The address of each Partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

The services performed by Lord Abbett are described under "Management" in each Fund's Prospectus. Under the Management Agreement, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month. The annual rates for each Fund are as follows:
     -    All Value Portfolio, at an annual rate of .75 of 1%;
     -    America's Value Portfolio, at an annual rate of .75 of 1%;
     -    Bond-Debenture Portfolio, at an annual rate of .50 of 1%;
     -    Growth and Income Portfolio, at an annual rate of .50 of 1%;
     -    Growth Opportunities Portfolio, at an annual rate of .90 of 1%;
     -    International Portfolio, at an annual rate of 1.00%; and
     -    Mid-Cap Value Portfolio, at an annual rate of .75 of 1%.

For the fiscal year ended December 31, 2002 and for the period December 3, 2001 to December 31, 2002, Lord Abbett received $40,718 and $396, respectively, in management fees with respect to the Bond-Debenture Portfolio.

For the fiscal years ended December 31, 2002, 2001, and 2000, Lord Abbett received $1,098,945, $585,382, and $280,772, respectively, in management fees with respect to the Growth and Income Portfolio.

For the fiscal year ended December 31, 2002, Lord Abbett received $15,127 in management fees with respect to the International Portfolio. For the fiscal year ended December 31, 2001, a portion of the management fee was waived, and for the fiscal years ended December 31, 2000, the management fee was fully waived. Except for this waiver, Lord Abbett would have received management fees in the amount of $8,627 and $9,133 for the fiscal years ended December 31, 2001 and 2000, respectively. For the fiscal year ended December 31, 2001, Lord Abbett received $6,595 in management fees.

For the fiscal year ended December 31, 2002, Lord Abbett received $639,450 in management fees with respect to the Mid-Cap Value Portfolio. For the fiscal year ended December 31, 2001, a portion of the management fee was waived by Lord Abbett with respect to the Mid-Cap Value Portfolio, and for the fiscal years ended December 31, 2000, the management fee was fully waived. Except for these waivers, Lord Abbett would have received management fees in the amount of $79,642, and $9,468 for the fiscal years ended December 31, 2001 and 2000, respectively. For the fiscal year ended December 31, 2001, Lord Abbett received $71,675 in management fees.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, fund accounting expenses, insurance premiums, and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and/or assume other expenses of the Funds.

ADMINISTRATIVE SERVICES
Effective January 1, 2003, Lord Abbett and the Funds entered into an Administrative Services Agreement under which Lord Abbett will provide certain administrative services not involving the provision of investment advice to the Funds. Pursuant to the Agreement, each Fund will pay Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04%. This will be allocated among the classes of shares of each Fund based on average daily net assets. This will result in Lord Abbett paying fund accounting expenses that were previously charged to the Funds.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri is the Funds' custodian. The custodian pays for and collects proceeds of securities bought and sold by each Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting the Funds' foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositaries. In addition, State Street Bank and Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, are the independent auditors of the Funds and must be approved at least annually by the Board to continue in such capacity. Deloitte & Touche LLP perform audit services for the Funds, including the examination of financial statements included in the Funds' Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in each Fund's portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett, with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if they attempted to generate such additional information through their own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Funds and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Funds.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does

For the fiscal year ended December 31, 2002 and the fiscal period from December 3, 2001 to December 31, 2001, the Bond-Debenture Portfolio paid total brokerage commissions on transactions of securities to independent brokers-dealers of $842 and $13, respectively.

For the fiscal years ended December 31, 2002, 2001, and 2000, the Growth and Income Portfolio paid total brokerage commissions on transactions of securities to independent broker-dealers of $705,315, $355,938, and $106,866, respectively.

For the fiscal years ended December 31, 2002, 2001, and 2000, the International Portfolio paid total brokerage commissions on transactions of securities to independent broker-dealers of $6,757, $3,552 and $3,244, respectively.

For the fiscal years ended December 31, 2002, 2001, and 2000, the Mid-Cap Value Portfolio paid total brokerage commissions on transactions of securities to independent broker-dealers of $411,740, $86,903, and $8,983, respectively.

                                       7.
                                CLASSES OF SHARES

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter is substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

The Company's By-Laws provide that a Fund shall not hold meetings of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Funds' outstanding and entitled to vote at the meeting. When any such meeting is held, the shareholders will elect directors of the Company.

                                       8.
                             PURCHASES, REDEMPTIONS
                            AND SHAREHOLDER SERVICES

Information concerning how we value our shares is contained in the Prospectuses under "Purchases" and "Redemptions."


Under normal circumstances we calculate each Fund's net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.


PURCHASES THROUGH FINANCIAL INTERMEDIARIES. The Funds and/or Lord Abbett Distributor have authorized one or more agents to receive on their behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of a Fund's shareholders to make redemption payments wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUNDS

Each Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Each Fund contemplates declaring as dividends substantially all of its net investment income.

Assuming a Fund does not qualify as a regulated investment company it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

TAX TREATMENT OF VARIABLE CONTRACTS.

For Variable Contracts to receive favorable tax treatment, certain diversification requirements must be satisfied. To determine whether the diversification requirements are satisfied, an insurance company that offers Variable Contracts generally may look through to the assets of a regulated investment company in which it owns shares if, among other requirements, all the shares of the regulated investment company are held by segregated asset accounts of insurance companies. This provision permits a segregated asset account to invest all of its assets in shares of a single regulated investment company without being considered nondiversified. This "look through" treatment typically increases the diversification of the portfolio, since a portion of the assets underlying the interest are considered to be held by the segregated asset account. Because each Fund expects that this look-through rule will apply in determining whether the diversification requirements are satisfied with respect to the variable contracts of insurance companies that own shares in the Fund, each Fund intends to comply with these requirements.

The diversification requirements can be satisfied in two ways. First, the requirements will be satisfied if each Fund invests not more than 55 percent of the total value of its assets in the securities of a single issuer; not more than 70 percent of the value of its total assets in the securities of any two issuers; not more than 80 percent of the value of its total assets in the securities of any three issuers; and not more than 90 percent of the value of its total assets in the securities of any four issuers. For purposes of this diversification rule, all securities of the same issuer are considered a single investment. In the case of government securities, each United States government agency or instrumentality is generally treated as a separate issuer. Alternatively, the diversification requirements will be satisfied with respect to Fund shares owned by insurance companies as investments for variable contracts if (i) no more than 55 percent of the value of each Fund's total assets consists of cash, cash items (including receivables), U.S. government securities, and securities of other regulated investment companies, and (ii) each Fund satisfies separate diversification requirements applicable to all regulated investment companies. To satisfy these latter requirements, each Fund at the end of each quarter of its taxable year must invest (i) at least 50 percent of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally in respect of any one issuer to not more than 5 percent of the value of the total assets of the Fund and not more than 10 percent of the outstanding voting securities of the issuer, and (ii) not more than 25 percent of the value of its total assets in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses.

A Fund will be considered to be in compliance with the diversification requirements if adequately diversified on the last day of each calendar quarter. A Fund that meets the diversification requirements as of the close of a calendar quarter will not be considered nondiversified in a subsequent quarter because of a discrepancy in value of its assets and diversification requirements unless the discrepancy exists immediately after the acquisition of any asset and is attributable to the acquisition.

If both a Fund and a separate account investing in the Fund are not adequately diversified at the required time, a Variable Contract based on the separate account during the specified time will not be treated as an annuity or life insurance contract within the meaning of the Code and all income on the Variable Contract will be subject to current federal taxation at ordinary income rates. The Variable Contract will also remain subject to a current taxation for all subsequent tax periods regardless of whether the Fund or separate account becomes adequately diversified in future periods. For these purposes, income on the Variable Contract means, with respect to any taxable year of the policyholder, the excess of the sum of (1) the increase in the net surrender value of the contract during the taxable year; and (2) the cost of life insurance or annuity protection provided under the contract during the taxable year, over the premiums paid under the contact during the taxable year.

The Treasury Department may issue future regulations or rulings or seek legislative changes addressing the circumstances in which a Variable Contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in any regulations, rulings, or legislative change.

In the event that there is a legislative change or rulings or regulations are issued, there can be no assurance that the Fund will be able to operate as currently described, or that the Trust will not have to change a Fund's investment objective or investment policies. While a Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the investment policies of the Funds may be modified as necessary to prevent any such prospective rulings, regulations, or legislative change from causing Variable Contract owners to be considered the owners of the shares of a Fund.

For a discussion of the tax consequences to owners of Variable Contracts, please see the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you also should consult your tax adviser regarding the tax consequence of owning Variable Contracts under the federal, state, and local tax rules that apply to you.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Funds. The Company has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rate of total return for Class VC shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of no charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

Using the computation method described above, the following table indicates the average annual compounded rates of total return on an investment of one thousand dollars as of December 31, 2002, for each Fund for one, five, ten years, or the life of fund, where applicable.

                                    1 YEAR       5 YEARS      10 YEARS       LIFE OF FUND
                                    ------       -------      --------       ------------
Bond-Debenture Portfolio              7.92%         -             -            7.64% (12/3/01)

Growth and Income Portfolio         -18.03%      3.13%        10.28%

International Portfolio             -17.70%         -             -          -15.03% (9/15/99)

Mid-Cap Value Portfolio              -9.78%         -             -          12.32%% (9/15/99)

These figures represent past performance, and you should be aware that the investment return and principal value of investment in a Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Yield quotations for a fixed income fund is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: the dividends, and interest earned by a class during the period minus the aggregate expenses attributable to the class accrued during the period (net of reimbursements) and divided by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one, and then increase the sum to the sixth power. Then subtract one from the product of this multiplication and multiply the remainder by two. For the 30-day period ended December 31, 2002, the yields for the Class VC shares of the Bond-Debenture Portfolio was 6.17%.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements incorporated herein by reference from Lord Abbett Series Fund, Inc.'s 2002 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent auditors, as stated in its report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                    APPENDIX

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.